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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 18, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                              THE CHUBB CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                      1-8661                13-2595722
-------------------------------   -----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

         15 Mountain View Road,
           Warren, New Jersey                                        07061-1615
----------------------------------------                           -------------
(Address of principal executive offices)                             (Zip Code)

                                  908-903-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104310), of The Chubb Corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") on April 4, 2003, as amended by Amendment No. 1 thereto, filed with the Securities and Exchange Commission on June 16, 2003.

(c) Exhibits

Exhibit 1.1 Underwriting Agreement, dated June 18, 2003, between the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Common Stock of the Company).

Exhibit 1.2 Underwriting Agreement, dated June 18, 2003, between the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Equity Units of the Company).

Exhibit 4.1 Purchase Contract Agreement, dated as of June 24, 2003, between the Company and Bank One Trust Company, N.A. as Purchase Contract Agent.

Exhibit 4.2 Pledge Agreement, dated as of June 24, 2003, between the Company and BNY Midwest Trust Company as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, N.A. as Purchase Contract Agent.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE CHUBB CORPORATION

                                        By:  /s/ HENRY G. GULICK
                                             -----------------------------------
                                             Name: Henry G. Gulick
                                             Title: Vice President and Secretary

Dated: June 25, 2003

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